                                                                    EXHIBIT 99.1


                         UNITED STATES BANKRUPTCY COURT
                         _________ DISTRICT OF DELAWARE
                                               --------

In re Webvan Group, Inc.                          Case No. 01-2404
      ------------------                                   ---------------------
                                                  Reporting Period: Sept, 2001
                                                                    ------------


                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 20 days after end of month


Submit copy of report to any official committee appointed in the case.

---------------------------------------------------------------------------------------------------------------------
                                                                          Form             Document     Explanation
REQUIRED DOCUMENTS                                                         No.             Attached       Attached
---------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                             MOR-1                 [X]
---------------------------------------------------------------------------------------------------------------------
  Bank Reconciliation (or copies of debtor's bank reconciliations)      MOR-1 (CON'T)         [X]
---------------------------------------------------------------------------------------------------------------------
  Copies of bank statements                                                                   [X]
---------------------------------------------------------------------------------------------------------------------
  Cash disbursements journals                                                                 [X]
---------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                 MOR-2                 [X]
---------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                           MOR-3                 [X]
---------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                            MOR-4                 [X]
---------------------------------------------------------------------------------------------------------------------
  Copies of IRS Form 6123 or payment receipt                                                  [X]
---------------------------------------------------------------------------------------------------------------------
  Copies of tax returns filed during reporting period                                         [X]
---------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                    MOR-4                 [X]
---------------------------------------------------------------------------------------------------------------------
  Listing of aged accounts payable                                                                           [X]
---------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                            MOR-5                 [X]
---------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                    MOR-5                 [X]
---------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


_______________________________________          _______________________________
Signature of Debtor                              Date


_______________________________________          _______________________________
Signature of Joint Debtor                        Date


/s/ Mark Holtzman                                Oct. 18, 2001
---------------------------------------          -------------------------------
Signature of Authorized Individual*              Date


Mark Holtzman                                    Vice President & Controller
---------------------------------------          -------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership, a manager or member if debtor is a limited liability company.

WEBVAN GROUP, INC.
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
SEPTEMBER 2001
(Dollars in Thousands)


                                                         Sept 2001


          Cash Beginning of Month                                17,061

                 RECEIPTS

                     Cash Sales                                       -
                     Accounts Receivable                            523
                     Sale of Assets                               2,755
                     Other:
                         Interest/Dividends                          33
                         Returned Deposits                          292
                         Chargebacks                                  -
                                                                -------
                         Total Cash Receipts                      3,603

                 DISBURSEMENTS

                         Net Payroll                               (700)
                         Payroll Taxes & Benefits                (1,730)
                         Sales, Use, and Other Taxes                 (2)
                         Insurance                                 (743)
                         Inventory Purchases                          -
                           Occupancy                             (1,611)
                           Occupancy Expenses-Other                  (4)
                           Leases                                   (84)
                         Secured/Rental/Leases                   (1,699)
                            Office Services                          (7)
                            Supplies                                 (1)
                            Transportation                           (0)
                            Travel & Entertainment                  (24)
                            Marketing                                 -
                            Royalties/Franchise Fees                  -
                            Other                                   (25)
                            Professional Services                   (79)
                            Utilities                              (488)
                         Administrative & Selling                  (624)
                         Professional Fees                            -
                         U.S. Trustee Fees                            -
                         Court Costs                                  -
                                                                -------
                         Total Disbursements                     (5,499)

                     Net Cash Flow                               (1,896)

          Cash End of Month                                      15,165

WEBVAN GROUP, INC.
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
SEPTEMBER 2001
(Dollars in Thousands)


                                                                      Sept 2001

     Total Disbursements                                                 5,499
         Less: Transfers to Debtor In Possession Accounts                    -
         Plus: Estate Disbursements Made by Outside Sources                  -
                                                                      --------
     Total Disbursements for Calculating U.S. Trustee Quarterly Fees     5,499

WEBVAN GROUP, INC.
BANK RECONCILIATIONS
As of September 30, 2001
Dollars in Thousands

                          ---------------------------------------------------------------------------------------------------------
                           Operating   Operating   Operating    Operating       Operating      Payroll   Payroll (ZBA) Payroll (ZBA)
                          4187-298286 4124-124595  901000571 1-535-9097-8067 1-535-0179-2367 4038-330031  4038-143145   4496-817172
                          ---------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS         $      195  $     3,921  $      -   $          80  $            -  $        41  $        -   $         -
                          ---------------------------------------------------------------------------------------------------------

BANK BALANCE                     774        3,921         -              80               -          461           -             -

Plus: Deposits in Transit

Less: Outstanding Checks         562                                                                 420

Other                            (17)
                          ---------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE     $      195  $     3,921  $      -   $          80  $            -  $        41  $        -   $         -
                          =========================================================================================================

                                   -            -         -               -               -            -           -             -

                  Notes:
                  [A]  Reconciliation to Ending Cash on Receipts
                       and Disbursements Schedule
                       Balance per Books                           $ 15,273
                       Payroll                                          (41)[B]
                       September interest income                        (70)[C]
                       Rounding                                           3
                                                                   --------
                       Balance per Books-Cash Schedule             $ 15,165
                                                                   ========
                  [B] The cash model assumes that payroll is pre-funded to the payroll account each week, therefore the payroll account balance is not included in the cash model cash balance.
                  [C] Interest earned on investments during September was recorded in the cash model in October due to the timing of receipt of the investment statements.

WEBVAN GROUP, INC.
BANK RECONCILIATIONS
As of September 30, 2001
Dollars in Thousands

                            ---------------------------------------------------------------------------------------------------
                            Payroll (ZBA)       Merchant (ZBA)  Merchant (ZBA)  Merchant (ZBA)  Merchant (ZBA)  Merchant (ZBA)
                             4496-846338          4496-844655     4047-100029     4496-844663    4496-838996      4496-857293
                            ---------------------------------------------------------------------------------------------------
BALANCE PER BOOKS           $          -        $           -   $           -   $           -   $          -    $           -
                            ---------------------------------------------------------------------------------------------------
BANK BALANCE                           -                    -               -               -              -                -

Plus: Deposits in Transit

Less: Outstanding Checks

Other
                            ---------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE       $          -        $             - $           -   $           -   $          -    $           -
                            ===================================================================================================

                                       -                      -             -               -              -                -
                            -------------------------------------
                              Merchant (ZBA)    Merchant (ZBA)
                                4496-847294      4496-893256
                            -------------------------------------
BALANCE PER BOOKS           $             -     $             -
                            -------------------------------------
BANK BALANCE                              -                   -

Plus: Deposits in Transit

Less: Outstanding Checks

Other
                            -------------------------------------
ADJUSTED BANK BALANCE       $             -     $             -
                            =====================================

                                          -                   -

WEBVAN GROUP, INC.
BANK RECONCILIATIONS
As of September 30, 2001
Dollars in Thousands

                                     ----------------------------------------------------------------------------
                                       Merchant (ZBA)           Investment         Investment
                                      1-535-9125-9095           14-78C43           18051631            Totals
                                     ----------------------------------------------------------------------------
BALANCE PER BOOKS                    $              -           $   10,764         $    272            $  15,273
                                     ----------------------------------------------------------------------------
BANK BALANCE                                        -               10,764              272               16,272

Plus: Deposits in Transit                                                                                      -

Less: Outstanding Checks                                                                                     982

Other                                                                                                        (17)
                                     -----------------------------------------------------------------------------
ADJUSTED BANK BALANCE                $              -           $   10,764         $    272            $  15,273
                                     =============================================================================

                                                    -                    -                -

WEBVAN GROUP, INC.
POST PETITION DISBURSEMENTS
SUMMARY
SEPTEMBER 1 -- SEPTEMBER 30, 2001


            Legal Entity                Amount
     -----------------------------------------------
     Webvan Group                       4,066,954.54
     Webvan Bay Area                               -
     Home Grocer                        1,420,480.60
     Webvan Operations                     11,881.55
                                       -------------
                                        5,499,316.69

                                     1 of 7

WEBVAN GROUP, INC.
POST PETITION DISBURSEMENTS
WEBVAN GROUP
SEPTEMBER 1 -- SEPTEMBER 30, 2001

       Check
       Number         Date                Payee                                    Amount
       ---------------------------------------------------------------------------------------
       080207         9/4/2001 AMB Property, L.P.                                   304,114.42
       080219         9/4/2001 Carol Stream Industrial, Inc.                        114,572.52
       080208         9/4/2001 Commerce Park - Foster City                           13,490.44
       080226         9/4/2001 Controlled Contamination Services                      6,900.00
       080217         9/4/2001 Dublin Properties Inc                                156,528.08
       080211         9/4/2001 Northwestern Mutual Life Insurance Co                125,933.50
       080213         9/4/2001 ProLogis Trust                                        16,356.19
       080214         9/4/2001 Simon Chang                                           16,668.00
       080215         9/4/2001 Vintage Island Partners                              145,704.83
       080248         9/5/2001 Abbott, Todd                                             196.72
       080227         9/5/2001 AboveNet                                              24,540.08
       080231         9/5/2001 ADP, Inc.                                              2,694.59
       080247         9/5/2001 Alizadeh,Tandis                                          108.21
       080252         9/5/2001 Chieften Resources                                     3,187.50
       080233         9/5/2001 City of Foster City                                       70.74
       080245         9/5/2001 Evans, Sandra                                            565.65
       080235         9/5/2001 Fairfax County Water Authority                             9.10
       080236         9/5/2001 Federal Express Corporation                              383.87
       080228         9/5/2001 Hewlett Packard                                       91,561.83
       080239         9/5/2001 Holtzman,Mark                                            455.00
       080238         9/5/2001 M&M Repair                                             1,895.84
       080240         9/5/2001 Mechanic Refrigeration Company                         1,892.00
       080241         9/5/2001 National Elevator Company, Inc                           135.00
       080242         9/5/2001 Office Team                                              910.00
       080253         9/5/2001 Pacific Gas and Electric                             206,675.24
       080244         9/5/2001 Residence Inn Oyster Point                               235.44
       080251         9/5/2001 Roadway Express                                          939.59
       080246         9/5/2001 Seed Intellectual Property Law Group                      58.13
       080234         9/5/2001 Williams,Dara                                             48.39
       080243         9/5/2001 Wright,Patrick                                            85.00
       080256         9/7/2001 Beyer, Weaver and Thomas LLP                           8,600.00
       080255         9/7/2001 Carter & Makey Janitorial Service                      1,175.00
       080254         9/7/2001 MG Disposal                                            1,128.52
       080257         9/7/2001 Pinkerton                                              6,024.80
       080258        9/12/2001 ADP, Inc.                                              6,182.08
       080260        9/12/2001 Airborne Express                                         201.26
       080282        9/12/2001 Alizadeh,Tandis                                           77.00
       080261        9/12/2001 Ameritech                                                 33.57
       080263        9/12/2001 Bay Cities Lock & Safe                                    24.56
       080262        9/12/2001 BGE                                                       55.69
       080264        9/12/2001 Bokman,Brian                                           3,150.93
       080265        9/12/2001 Browning Ferris Industries                               446.96

                                     2 of 7

WEBVAN GROUP, INC.
POST PETITION DISBURSEMENTS
WEBVAN GROUP
SEPTEMBER 1 -- SEPTEMBER 30, 2001

       Check
       Number        Date                    Payee                                     Amount
       ---------------------------------------------------------------------------------------
       080267        9/12/2001 California Security Alarms, Inc.                          35.00
       080266        9/12/2001 CCH Washington Service Bureau                             75.00
       080268        9/12/2001 Chicago Trailer Pool                                     169.23
       080280        9/12/2001 Evans, Sandra                                          1,154.26
       080273        9/12/2001 Federal Express Corporation                              143.49
       080269        9/12/2001 Hyman,David                                            2,795.44
       080274        9/12/2001 Justice,Flynn                                          1,094.62
       080276        9/12/2001 Mary Alice Taylor                                        553.17
       080277        9/12/2001 Office Team                                              910.00
       080278        9/12/2001 Pacific Bell                                             439.96
       080285        9/12/2001 Pinkerton                                              5,056.00
       080279        9/12/2001 Residence Inn Oyster Point                               780.44
       080281        9/12/2001 Sprint                                                   107.86
       080283        9/12/2001 United Parcel Service                                    110.83
       080284        9/12/2001 Virginia Power                                         1,474.97
       080287        9/13/2001 Department of Labor & Industries                      11,506.80
       080320        9/18/2001 ADP, Inc.                                                855.27
       080322        9/18/2001 Airborne Express                                         101.61
       080313        9/18/2001 AT&T                                                       8.67
       080321        9/18/2001 AT&T Wireless Services                                    58.53
       080323        9/18/2001 Chicago Trailer Pool                                      90.00
       080326        9/18/2001 Colliat,George                                           243.22
       080314        9/18/2001 Evans, Sandra                                            714.67
       080325        9/18/2001 Federal Express Corporation                               26.52
       080338        9/18/2001 Jackson Electric Membership Corporation               16,194.15
       080330        9/18/2001 McKinney Trailers and Containers                       1,471.19
       080327        9/18/2001 McPherson,Heidi                                          284.12
       080331        9/18/2001 Office Team                                              728.00
       080317        9/18/2001 Pacific Gas and Electric                              87,660.00
       080328        9/18/2001 Parikh,Julie                                             202.72
       080333        9/18/2001 Peninsula Janitorial Service Co.                       4,127.00
       080334        9/18/2001 Phillips Landscape                                     1,472.24
       080335        9/18/2001 Pinkerton                                              6,024.80
       080329        9/18/2001 Prugh, Karen                                              70.28
       080315        9/18/2001 Service Vending Systems, Inc.                            284.60
       080337        9/18/2001 Zurich U.S.                                            1,149.36
       080339        9/19/2001 NMHG Financial Services                                1,864.24
       080340        9/20/2001 Moody, John                                           10,000.00
       080341        9/24/2001 AMB Property, L.P.                                   227,336.20
       080344        9/24/2001 Evans, Sandra                                          1,157.66
       080342        9/24/2001 Jackson Electric Membership Corporation               17,833.79
       080343        9/24/2001 Residence Inn Oyster Point                               872.00

                                     3 of 7

WEBVAN GROUP, INC.
POST PETITION DISBURSEMENTS
WEBVAN GROUP
SEPTEMBER 1 -- SEPTEMBER 30, 2001


       Check
       Number        Date                Payee                         Amount
     -------------------------------------------------------------------------
       080345        9/24/2001 ThyssenKrupp Elevator                    184.91
       080347        9/25/2001 Bay Cities Lock & Safe                    76.89
       080354        9/26/2001 ADP, Inc.                                563.19
       080350        9/26/2001 AT&T                                  73,276.37
       080348        9/26/2001 Beyer, Weaver and Thomas LLP           2,000.00
       080353        9/26/2001 Evans, Sandra                            186.50
       080351        9/26/2001 Holtzman,Mark                            339.77
       080352        9/26/2001 Pinkerton                              5,056.00
        WIRE         9/25/2001 Merrill Lynch                      1,001,874.74
        WIRE         9/28/2001 ADP                                  130,215.22
        WIRE         9/27/2001 Wells Fargo                            3,666.54
        WIRE          9/4/2001 AFCO                                 542,908.26
        WIRE          9/6/2001 ADP                                   32,490.06
        WIRE         9/11/2001 ADP                                   15,985.89
        WIRE         9/13/2001 ADP                                   73,023.16
        WIRE         9/14/2001 ADP                                   27,301.56
        WIRE         9/28/2001 Wells Fargo                               49.54
        WIRE         9/19/2001 ADP                                  212,664.91
        WIRE         9/21/2001 ADP                                  273,836.85
                                                                --------------
                                                                  4,066,954.54

                                     4 of 7

WEBVAN GROUP, INC.
POST PETITION DISBURSEMENTS
WEBVAN BAY AREA
SEPTEMBER 1 -- SEPTEMBER 30, 2001


     There were no disbursements from Webvan Bay Area during the period in question.

                                     5 of 7

WEBVAN GROUP, INC.
POST PETITION DISBURSEMENTS
HOME GROCER
SEPTEMBER 1 -- SEPTEMBER 30, 2001

       Check
       Number        Date                          Payee                            Amount
     -----------------------------------------------------------------------------------------
       080218         9/4/2001 Benaroya Capital Company                             139,140.00
       080223         9/4/2001 City of Renton                                           124.89
       080220         9/4/2001 Fullerton Crossroads                                  49,797.20
       080209         9/4/2001 Iowa Employers Retirement                             49,310.18
       080224         9/4/2001 Lusk Mira Mesa Business Park East I                      400.00
       080210         9/4/2001 MBC Springbelt LLC                                    71,895.53
       080212         9/4/2001 PDC Properties, Inc.                                  33,768.09
       080221         9/4/2001 Waples Corporation                                    70,962.64
       080222         9/4/2001 Watson Partners L.P.                                  79,224.26
       080237         9/5/2001 Federal Express Corporation                              804.14
       080250         9/5/2001 Southern California Edison                            40,000.00
       080286        9/12/2001 Azusa Light & Water                                      594.85
       080272        9/12/2001 Federal Express Corporation                               55.29
       080270        9/12/2001 FS Commercial Landscape                                  395.00
       080275        9/12/2001 Gustavus,John                                            247.00
       080324        9/18/2001 City of San Diego                                        427.80
       080332        9/18/2001 PDC Properties, Inc.                                     875.00
       080319        9/18/2001 Southern California Edison                            40,000.00
       080336        9/18/2001 Wada, Jennifer                                           399.21
       080346        9/24/2001 Gerlock Trucking                                         450.00
        WIRE         9/25/2001 Merrill Lynch                                        364,968.65
        WIRE         9/28/2001 ADP                                                   47,435.54
        WIRE          9/4/2001 AFCO                                                 197,773.72
        WIRE          9/6/2001 ADP                                                   11,835.67
        WIRE         9/11/2001 ADP                                                    5,823.43
        WIRE         9/13/2001 ADP                                                   26,601.29
        WIRE         9/14/2001 ADP                                                    9,945.57
        WIRE         9/19/2001 ADP                                                   77,470.79
        WIRE         9/21/2001 ADP                                                   99,754.85
                                                                                 -------------
                                                                                  1,420,480.60

                                     6 of 7

WEBVAN GROUP, INC.
POST PETITION DISBURSEMENTS
WEBVAN OPERATIONS
SEPTEMBER 1 -- SEPTEMBER 30, 2001


        Check
        Number       Date                         Payee            Amount
      ---------------------------------------------------------------------
        WIRE          9/4/2001 AFCO                                2,792.10
        WIRE          9/6/2001 ADP                                   167.09
        WIRE         9/11/2001 ADP                                    82.21
        WIRE         9/13/2001 ADP                                   375.55
        WIRE         9/14/2001 ADP                                   140.41
        WIRE         9/19/2001 ADP                                 1,093.71
        WIRE         9/21/2001 ADP                                 1,408.30
        WIRE         9/25/2001 Merrill Lynch                       5,152.50
        WIRE         9/28/2001 ADP                                   669.68
                                                                -----------
                                                                  11,881.55

                                     7 of 7

WEBVAN GROUP, INC.
STATEMENT OF OPERATIONS
SEPTEMBER 2001
(Dollars in Thousands)

                                                                   Sept 2001        Notes
                                                                   ---------        -----
                     REVENUES                                               -


                     COST OF GOODS SOLD                                     -


                     OPERATING EXPENSES                                                [A]

                            Net Payroll                                  (700)
                            Payroll Taxes & Benefits                   (1,730)
                            Sales, Use, and Other Taxes                    (2)
                            Insurance                                    (743)
                            Inventory Purchases                             -
                            Secured/Rental/Leases                      (1,699)
                            Administrative & Selling                     (624)
                                                                   ----------
                            Total Operating Expenses                   (5,499)


                     OTHER INCOME AND EXPENSES                              -          [B]


                     REORGANIZATION ITEMS

                            Professional Fees                               -
                            U.S. Trustee Fees                               -
                            Court Costs                                     -
                                                                   ----------
                            Total Reorganization Items                      -

                     NET PROFIT/(LOSS)                                 (5,499)

Notes:
-----
[A] This statement of operations represents cash disbursements during the period 9/1-9/30. Certain Operating Expenses may have been accrued for in prior periods.
[B] Webvan sold certain assets during the period. The gain/loss calculation is in process and will be reported in future periods.

                                     1 of 1

-------------------------------------------------------------------------------
                        Webvan Group, Inc. and Subsidiary
                           Consolidated Balance Sheet
                                 (in thousands)
 ------------------------------------------------------------------------------

                                                                                  September 30, 2001              July 13, 2001
                                                                                  ------------------              -------------
Assets

     Current Assets
         Cash and Equivalents                                                              $   15,273             $   20,050
         Accounts Receivable, Net                                                                 345                  1,705
         Inventories                                                                                -                  6,480
         Prepaid Expenses and other current assets                                              1,910                  7,656
                                                                                           ----------             ----------
              Total current assets                                                             17,528                 35,892
     Property, Equipment and Leasehold Improvements, Net                                      159,343                283,948
     Goodwill, Net                                                                            649,209                690,926
     Loan Fees, Net                                                                            14,756                 18,843
     Investments                                                                                3,000                  3,000
     Deposits and other long term assets                                                        4,096                  8,310
     Restricted Cash                                                                            7,924                 13,411
                                                                                           ----------             ----------
Total Assets                                                                               $  855,857             $1,054,330
                                                                                           ==========             ==========

Liabilities and Stockholders' Equity

     Current Liabilities
         Accounts payable                                                                  $        -             $    9,716
         Accrued liabilities                                                                        -                 24,352
         Other current liabilities                                                                  -                     29
         Current portion of capital lease obligation                                                -                  5,797
         Current portion of long-term debt                                                          -                  8,584
                                                                                           ----------             ----------
              Total current liabilities                                                             -                 48,478
     Deferred Rent                                                                                  -                  4,804
     Capital Lease obligations                                                                      -                 19,393
     Long-Term Debt                                                                                 -                  5,750
     Liabilities Subject to Compromise                                                         72,932                  8,927
     Redeemable Common Stock                                                                        -                      -
     Stockholders' Equity                                                                     782,926                966,978

                                                                                           ----------             ----------
Total Liabilities and Stockholders' Equity                                                 $  855,857             $1,054,330
                                                                                           ==========             ==========

Note:

Property, Plant & Equipment (PP&E) is listed at net book value, which does not indicate liquidation value. The liquidation value of PP&E as well as goodwill is likely to differ significantly from the stated values. As a result, the stockholders' equity value should not be relied upon as an indication of equity value.

WEBVAN GROUP, INC.
SUMMARY of POST-PETITION TAXES

                                                                                                                              Notes:
                                              Beginning            Amount        Amount         Date           Ending         -----
                                            Tax Liability    Withheld/Accrual     Paid          Paid          Tax Liability    [A]
                                            -------------------------------------------------------------------------------
  Federal
      Withholding                                       -            251,230   (251,230)   Sept 6, 14, 19, 28             -
      FICA--Employee                                    -             22,966    (22,966)   Sept 6, 14, 19, 28             -
      FICA--Employer                                    -             22,966    (22,966)   Sept 6, 14, 19, 28             -
      Federal Unemployment                              -                 97        (97)   Sept 6, 14, 19, 28             -
      Income                                            -                  -          -                                   -
                                            -------------------------------------------                       -------------
          Total Federal Taxes                           -            297,260   (297,260)                                  -

  State and Local
      Withholding                                       -             38,395    (38,395)   Sept 6, 14, 19, 28             -
      Sales                                                                -                                              -
      Unemployment                                      -                706       (706)   Sept 6, 14, 19, 28             -
      Real/Personal Property & Corp. Tax          668,342                  -                                        668,342
                                            -------------------------------------------                       -------------
          Total State and Local                   668,342             39,101    (39,101)                            668,342

      Total Taxes                                 668,342            336,361   (336,361)                            668,342
                                            ===========================================                       =============

Notes:
-----
[A] All payroll taxes are paid on behalf of the Debtors by ADP. See attached ADP summaries for details.

                                     1 of 1

WEBVAN GROUP, INC.
POST PETITION A/P AGING
SEPTEMBER 30, 2001
(in thousands)

     As of September 30, 2001 there was no open post-petition accounts payable.

WEBVAN GROUP, INC.
ACCOUNTS RECEIVABLE AGING SUMMARY
September 2001
Dollars in Thousands

                                                                                     Gross          Reserve           Net
                                                                                     -----          -------           ---
Total Accounts Receivable at the beginning of the reporting period                      2,155         (1,621)          534
+ Amounts billed during the period                                                          -                            -
- Amounts Collected during the period                                                    (160)                        (160)
+ Positive adjustments                                                                                                   -
- Write offs/negative adjustments                                                         (29)                         (29)
                                                                                      -------------------------------------
Total Accounts Receivable at the end of the reporting period                            1,966         (1,621)          345
                                                                                      =====================================

Webvan Trade Receivables Aging Summary

------------------------------
$ Amount
------------------------------
DESC              Total
------------------------------
31-60
61-90+                     45
------------------------------
Grand Total                45
------------------------------

Webvan Vendor Receivables Aging Summary

------------------------------
$ Amount
------------------------------
Aging Cat         Total
------------------------------
FY 2000                   421
Q1 2001                   847
Q2/3 2001                 586
------------------------------
Grand Total             1,855
------------------------------

Accounts Receivable Reconciliation

Vendor AR                                              $ 1,855  (aging above)
Trade AR                                                    45  (aging above)
Due from Bank - CC reserve                                  67  (all current)
                                                       -------
AR (Gross)                                               1,966
Less: Reserves                                          (1,621)
                                                       -------
Accounts Receivable Per Balance Sheet                  $   345
                                                       =======

Webvan Group, Inc.
Debtor Questionnaire

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

        During the reporting period, the debtor sold certain assets, including vehicle and computer equipment. All sales were conducted in accordance with bankruptcy court orders. Proceeds from such sales have been segregated in a special bank account.

2. Have any funds been disbursed from any account other that a debtor in possession account this reporting period? If yes, provide an explanation below.

        No. Proceeds from the sale of items listed in (1.) above have been segregated into a separate bank account with no disbursements thereof.

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.

        The debtor filed federal and state income tax returns, as well as state sales tax returns. All payroll taxes items are handled by ADP and are filed timely. The debtor has received certain other local business tax forms which have not been filed. Letters have been sent to such municipalities informing them of the closure of our business.

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

        Yes.

                         UNITED STATES BANKRUPTCY COURT
                           ______DISTRICT OF DELAWARE
                                             --------

In re Webvan Operations, Inc.                Case No.   01-2405
      -----------------------                          ----------------------
                                             Reporting Periods  Sept, 2001
                                                               --------------

                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

-------------------------------------------------------------------------------------------------------------
                                                                        Form       Document     Explanation
REQUIRED DOCUMENTS                                                       No.       Attached      Attached
-------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                          MOR-1                          [X]
-------------------------------------------------------------------------------------------------------------
  Bank Reconciliation (or copies of debtor's bank reconciliation)    MOR-1 (CONT)                   [X]
-------------------------------------------------------------------------------------------------------------
  Copies of bank statements                                                                         [X]
-------------------------------------------------------------------------------------------------------------
  Cash disbursements journals                                                                       [X]
-------------------------------------------------------------------------------------------------------------
Statement of Operations                                              MOR-2                          [X]
-------------------------------------------------------------------------------------------------------------
Balance Sheet                                                        MOR-3                          [X]
-------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                         MOR-4                          [X]
-------------------------------------------------------------------------------------------------------------
  Copies of IRS Form 6123 or payment receipt                                                        [X]
-------------------------------------------------------------------------------------------------------------
  Copies of tax returns filed during reporting period                                               [X]
-------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                 MOR-4                          [X]
-------------------------------------------------------------------------------------------------------------
  Listing of aged accounts payable                                                                  [X]
-------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                         MOR-5                          [X]
-------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                 MOR-5                          [X]
-------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

______________________________________           _____________________
Signature of Debtor                              Date

______________________________________           _____________________
Signature of Joint Debtor                        Date

     /s/ Mark Holtzman                             Oct. 18, 2001
--------------------------------------           ---------------------
Signature of Authorized Individual*              Date

Mark Holtzman                                    Vice President & Controller
--------------------------------------           -------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual


* Authorized Individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership, a manager or member if debtor is a limited liability company.

Webvan Operations, Inc.
Monthly Operating Report

The debtor did not operate during the reporting period. All disbursements were paid by Webvan Group, Inc, (Case No. 01-2404). Please refer to the Monthly Operating Report of Webvan Group, Inc. for details.

                         UNITED STATES BANKRUPTCY COURT
                         _________ DISTRICT OF DELAWARE
                                               --------

In re Webvan Bay Area                             Case No. 01-2406
      ---------------                                      ---------------------
                                                  Reporting Period: Sept, 2001
                                                                    ------------


                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

---------------------------------------------------------------------------------------------------------------------
                                                                          Form             Document     Explanation
REQUIRED DOCUMENTS                                                         No.             Attached       Attached
---------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                             MOR-1                                [X]
---------------------------------------------------------------------------------------------------------------------
  Bank Reconciliation (or copies of debtor's bank reconciliations)      MOR-1 (CON'T)                        [X]
---------------------------------------------------------------------------------------------------------------------
  Copies of bank statements                                                                                  [X]
---------------------------------------------------------------------------------------------------------------------
  Cash disbursements journals                                                                                [X]
---------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                 MOR-2                                [X]
---------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                           MOR-3                                [X]
---------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                            MOR-4                                [X]
---------------------------------------------------------------------------------------------------------------------
  Copies of IRS Form 6123 or payment receipt                                                                 [X]
---------------------------------------------------------------------------------------------------------------------
  Copies of tax returns filed during reporting period                                                        [X]
---------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                    MOR-4                                [X]
---------------------------------------------------------------------------------------------------------------------
  Listing of aged accounts payable                                                                           [X]
---------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                            MOR-5                                [X]
---------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                    MOR-5                                [X]
---------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


_______________________________________          _______________________________
Signature of Debtor                              Date


_______________________________________          _______________________________
Signature of Joint Debtor                        Date


/s/ Mark Holtzman                                Oct. 18, 2001
---------------------------------------          -------------------------------
Signature of Authorized Individual*              Date


Mark Holtzman                                    Vice President & Controller
---------------------------------------          -------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual



*Authorized Individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership, a manager or member if debtor is a limited liability company.

Webvan Bay Area, Inc.
Monthly Operating Report

The debtor did not operate during the reporting period. All disbursements were paid by Webvan Group, Inc. (Case No. 01-2404). Please refer to the Monthly Operating Report of Webvan Group, Inc. for details.

                         UNITED STATES BANKRUPTCY COURT
                         _________ DISTRICT OF DELAWARE
                                               --------

In re HomeGrocer.com, Inc.                        Case No. 01-2407
      --------------------                                 ---------------------
                                                  Reporting Period: Sept, 2001
                                                                    ------------


                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 20 days after end of month


Submit copy of report to any official committee appointed in the case.

---------------------------------------------------------------------------------------------------------------------
                                                                          Form             Document     Explanation
REQUIRED DOCUMENTS                                                         No.             Attached       Attached
---------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                             MOR-1                                [X]
---------------------------------------------------------------------------------------------------------------------
  Bank Reconciliation (or copies of debtor's bank reconciliations)      MOR-1 (CON'T)                        [X]
---------------------------------------------------------------------------------------------------------------------
  Copies of bank statements                                                                                  [X]
---------------------------------------------------------------------------------------------------------------------
  Cash disbursements journals                                                                                [X]
---------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                 MOR-2                                [X]
---------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                           MOR-3                                [X]
---------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                            MOR-4                                [X]
---------------------------------------------------------------------------------------------------------------------
  Copies of IRS Form 6123 or payment receipt                                                                 [X]
---------------------------------------------------------------------------------------------------------------------
  Copies of tax returns filed during reporting period                                                        [X]
---------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                    MOR-4                                [X]
---------------------------------------------------------------------------------------------------------------------
  Listing of aged accounts payable                                                                           [X]
---------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                            MOR-5                                [X]
---------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                    MOR-5                                [X]
---------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


_______________________________________          _______________________________
Signature of Debtor                              Date


_______________________________________          _______________________________
Signature of Joint Debtor                        Date


/s/ Mark Holtzman                                Oct. 18, 2001
---------------------------------------          -------------------------------
Signature of Authorized Individual*              Date


Mark Holtzman                                    Vice President & Controller
---------------------------------------          -------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual



*Authorized Individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership, a manager or member if debtor is a limited liability company.

HomeGrocer.com, Inc.
Monthly Operating Report

The debtor did not operate during the reporting period. All disbursements were paid by Webvan Group, Inc. (Case No. 01-2404). Please refer to the Monthly Operating Report of Webvan Group, Inc. for details.